UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2022

THE NATIONAL SECURITY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18649	63-1020300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

661 East Davis Street
Elba, Alabama		36323
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(334) 897-2273

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	NSEC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 1

Item 8.01 – Other Events
As previously disclosed, The National Security Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger on January 26, 2022 with VR Insurance Holdings, Inc. and its subsidiary, VR Insurance Merger Sub, Inc. (the “Merger Agreement”) pursuant to which each share of the Company’s common stock outstanding at the effective time of the merger (except shares held by stockholders who have properly exercised dissenters’ rights) will be converted into the right to receive cash in the amount of $16.35 per share (subject to adjustment as provided in the Merger Agreement) and the Company will become a wholly owned subsidiary of VR Insurance Holdings, Inc. (the “Merger”).

On March 31, 2022, the Company filed with the SEC a preliminary proxy statement on Schedule 14A relating to a special meeting of its stockholders to vote on the proposed Merger that was originally scheduled for May 23, 2022 (the “Preliminary Proxy Statement”). On April 14, 2022, a putative class action complaint was filed against the Company and its directors by a purported stockholder of the Company on behalf of himself and all similarly situated holders of common stock of the Company in the Delaware Court of Chancery styled as Edward Cohen v. Walter P. Wilkerson, et al., C.A. No. 2022-0333-LWW (the “First Complaint”). On May 10, 2022, a complaint was filed against the Company and its directors by a purported stockholder in the U.S. District Court for the Southern District of New York styled as James Dyke v. The National Security Group, Inc, et al., No. 1:22-cv-03796 (the “Second Complaint”). The complaints seek to enjoin the stockholders’ vote on the approval of the proposed Merger until the Company provides certain disclosures that the complaints allege constitute material information that was omitted from the Company’s Preliminary Proxy Statement. The Company also received letters from attorneys for purported stockholders requesting disclosure of additional information in the Preliminary Proxy Statement. The complaints and the letters demand disclosure of financial projections and operating data that management disclosed to Piper Sandler & Co. (“PSC”) in support of its fairness opinion to the Board as well as other information relating to the financial analysis performed by PSC as the Company’s financial adviser with respect to the Merger. The complaints and letters also allege that the Preliminary Proxy Statement failed to disclose facts that may have caused the process for the prospective sale of the Company to be flawed.

On May 23, 2022, the Company filed its definitive proxy statement on Schedule 14A relating to a special meeting of its stockholders to vote on the proposed Merger that is now scheduled for June 20, 2022 (the “Definitive Proxy Statement”). The Definitive Proxy Statement includes disclosure of the financial projections provided to PSC and discloses that the nondisclosure agreements with bidders solicited by PSC included restrictive covenants materially limiting their ability to independently engage in a transaction with the Company. The First Complaint was dismissed after the filing of the Definitive Proxy Statement. However, since the filing of the Definitive Proxy Statement, the Company has received additional letters from attorneys for purported stockholders and a copy of a complaint filed on behalf of a purported stockholder in U.S. District Court for Delaware on May 26, 2022, styled as Sam Carlisle v. The National Security Group, Inc, et al., No. 1:22-cv-00686-UNA (the “Third Complaint”). The Third Complaint also seeks to enjoin the stockholders’ vote on the approval of the proposed Merger until the Company provides certain disclosures that the Complaint alleges constitute material information that was omitted from the Company’s Definitive Proxy Statement. The Third Complaint and additional stockholder letters allege that the Definitive Proxy Statement fails to disclose whether the restrictive covenants in the nondisclosure agreements are still in effect and fails to disclose the individual metrics and multiples of the companies included in the disclosure of PSC’s Comparable Company Analysis on page 43 of the Definitive Proxy Statement and PSC’s Analysis of Precedent Transactions on page 45 of the Definitive Proxy Statement. Additionally, the Third Complaint and additional stockholder letters allege that the Definitive Proxy Statement fails to disclose the inputs and assumptions in the disclosure of PSC’s Net Present Value Analysis on page 44 of the Definitive Proxy Statement.

While the Company believes that the disclosures in the Definitive Proxy Statement comply fully with applicable law, and vigorously denies any wrongdoing or liability with respect to the allegations and claims asserted, or which could have been asserted, in the complaints and the letters from the stockholders, to resolve the stockholders’ claims and moot the disclosure claims, to avoid nuisance, potential expense and delay, and to provide supplemental information to the Company’s stockholders, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the below disclosures. Nothing in the below supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth in this report or in the Definitive Proxy Statement. To the contrary, the Company denies all allegations that any additional disclosure was, or is, required.

Supplemental Disclosures
As disclosed on page 28 of the Definitive Proxy Statement, Piper Sandler obtained thirty-six nondisclosure agreements (“NDAs”) executed by potential bidders in connection with its solicitation of prospective bidders for the acquisition of the Company. Thirty-four of these NDAs include a standstill provision pursuant to which the prospective bidder has agreed not to make any effort to acquire control of the ownership or business of the Company for a period of one year without the specific prior authorization of the Company. The standstill provision also includes a “Don’t Ask, Don’t Waive” clause (“DADW”) that reflects the prospective bidders agreement not to request the Company to waive or amend the standstill provision. On June __, 2022, the Company delivered to each of these bidders its written waiver of the standstill and DADW provisions included in their respective NDAs.

The following are additional disclosures that supplement the disclosures contained in, and that should be read in conjunction with, the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this supplemental disclosure differs from, or updates information contained in, the Definitive Proxy Statement, the information in this supplemental disclosure shall supersede or supplement the information in the Definitive Proxy Statement. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

The disclosure under the heading “Description of the Merger – Opinion of the Company’s Financial Advisor – Comparable Company Analysis” is hereby amended by deleting the table of company names at the top of page 43 (the “P&C Companies”) of the Definitive Proxy Statement and replacing it with the following:

Comparable Company Analysis

($ in millions, except per share data)		Closing Stock Price	52- Week	52-Wk		Market	Price to EPS			Price/	LTM
Company	Ticker	(1/25/22)	Change	High	Low	Cap.	Q3 LTM(2)	2021E	2022E	BVPS(1)	ROAE
Universal Insurance Holdings, Inc.	UVE	$17.76	12.3%	$19.64	$12.62	$553.5	10.9x	7.2x	7.2x	1.12x	10.50%
United Insurance Holdings Corp.	UIHC	4.12	(27.0)%	8.16	2.76	178.0	NM	NM	8.5	0.56	(23.1)%
Heritage Insurance Holdings, Inc.	HRTG	6.00	(39.5)%	12.20	5.47	167.3	NM	NM	8.1	0.41	(5.4)%
Kingstone Companies Incorporated	KINS	5.41	(24.0)%	8.98	4.06	56.7	NM	NM	NM	0.73	(7.9)%
FedNat Holding Company	FNHC	1.30	(76.7)%	8.80	1.25	22.7	NM	NM	NM	0.32	(93.5)%

Source: Factset.
Notes: Market data as of 1/25/2022; Price to EPS ratios that are negative or greater than 50 are marked as “NM.” NM = Not Meaningful; BVPS = Book Value Per Share; LTM = Last Twelve Months; EPS = Earnings Per Share; ROAE = Return On Average Equity
(1) All book value per share multiples reflect reported book value per share as of 9/30/21.
(2) Only one of the selected peers reported positive earnings over the last twelve months.

The disclosure under the heading “Description of the Merger – Opinion of the Company’s Financial Advisor – Net Present Value Analysis” is hereby supplemented by adding the following to the first paragraph thereunder as a new fourth sentence following the number 12.0x at page 44 of the Definitive Proxy Statement:

PSC selected these price to book value and earnings per share multiples based on PSC’s review of, among other matters, the trading multiples of selected companies that PSC deemed to be comparable to the Company.

The disclosure under the heading “Description of the Merger – Opinion of the Company’s Financial Advisor – Net Present Value Analysis” is hereby supplemented by adding the following table after the Price/Book Value Multiples chart (“Performance Relative to Projections”) at page 45 of the Definitive Proxy Statement:

The following table describes the discount rate calculation for the Company common stock prepared by PSC. In its normal course of business PSC employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Net Present Value Analysis
Calculation of Discount Rate		Source:
Risk Free Rate	1.5%	Per Duff & Phelps Normalized Rate
Equity Risk Premium	7.3%	Per Duff & Phelps Cost of Capital Navigator
Size Premium	3.2%	Per Duff & Phelps Cost of Capital Navigator
Industry Premium	(0.3)%	Per Duff & Phelps Cost of Capital Navigator
Discount Rate	11.7%

The disclosure under the heading “Description of the Merger – Opinion of the Company’s Financial Advisor – Analysis of Precedent Transactions” is hereby amended by deleting the table of buyer and target names at page 46 (the “Precedent P&C Transactions”) of the Definitive Proxy Statement and replacing it with the following:

Precedent P&C Transactions

($ in millions, except per share data)					Deal Value Per Share /				Premiums Paid (%)(2)
Buyer Name	Target Name	Announce Date	Deal Value Per Share	Deal Value	BVPS	LTM EPS	NTM EPS	LTM ROAE	1-Day	30-Day
Progressive Corp.	Protective Insurance Corp.	2/14/21	$23.30	$338	0.93x	22.8x	14.1x	(1.1%)	54.0%	61.5%
Investor Group (TowerBrook)	ProSight Global, Inc.	1/15/21	12.85	586	0.96x	14.0x	10.6x	7.4%	42.0%	40.1%
Investor Group (Arch Capital)	Watford Holdings Ltd.	10/9/20	35.00	700	0.81x	NM	9.0x	(1.5%)	16.7%	95.9%
Employers Mutual Casualty Co.	EMC Insurance Group Inc.(1)	11/16/18	36.00	371	1.38x	19.1x	25.7x	4.0%	50.1%	49.8%
Markel Corporation	State National Companies, Inc.	7/26/17	21.00	933	2.90x	18.1x	13.5x	26.8%	6.8%	19.9%
American Financial Group, Inc.	National Interstate Corporation	3/7/16	32.00	641	1.65x	23.4x	14.1x	10.0%	41.5%	37.4%
Fosun International Holdings Ltd.	Meadowbrook Insurance Group, Inc.	12/30/14	8.65	435	0.93x	16.3x	13.4x	6.0%	24.1%	42.0%
ProAssurance Corporation	Eastern Insurance HLDGs, Inc.	9/24/13	24.50	205	1.38x	18.5x	9.9x	9.0%	16.2%	13.0%
Fairfax Financial Holdings Ltd.	American Safety Insurance HLDGs	6/3/13	30.25	317	0.89x	6.5x	11.2x	13.6%	26.3%	27.6%
Enstar Group Limited	SeaBright Holdings, Inc.	8/27/12	11.11	250	0.70x	23.6x	14.8x	2.9%	35.2%	29.2%

Source: S&P Global Market Intelligence, Company Filings.
Notes: Price to EPS ratios that are negative or greater than 50 are marked as “NM.” NM = Not Meaningful; BVPS = Book Value Per Share; LTM = Last Twelve Months; EPS = Earnings Per Share; ROAE = Return On Average Equity; Deal value multiples are based on GAAP metrics. Includes cash acquisitions of less than $1.0 billion of publicly-traded U.S. and Bermuda P&C insurance companies announced between 1/1/2012 and 1/25/2022.
(1) BVPS multiples are based on 12/31/2018. LTM EPS multiple is based on LTM 9/30/2018.
(2) Calculated based on the unaffected closing stock price.

The disclosure under the heading “Description of the Merger – Opinion of the Company’s Financial Advisor – Analysis of Precedent Transactions” is hereby amended by deleting the table of buyer and target names at page 47 (the “Personal Line Precedent Transactions”) of the Definitive Proxy Statement and replacing it with the following:

Personal Lines Precedent Transactions

($ in millions, except per share data)				GAAP Multiples		Stat. Multiples
Ann. Date	Acquirer	Target (Seller)	Equity Value	LTM Net Op. Income(1)	Book Value	LTM Net Op. Income(1)	Capital & Surplus
06/01/21	The Allstate Corp.	Safe Auto Insurance Group	$270.0	NA	NA	NM	2.01x
11/23/20	Kemper Corp.	American Access Casualty Co.	370.0	NA	NA	13.1x	3.14
06/03/20	Hippo Analytics Inc.	Spinnaker Insurance Co.	90.5	NA	NA	18.0	2.29
03/02/20	Progressive Corp.	ARX Holding Corp.	242.0	NA	NA	NA	2.36
01/28/19	Sthrn Farm Bureau Cas Ins Co	CO Farm Bureau Mutual Ins Co.	25.7	NA	NA	NM	0.76
07/16/18	Premier Holdings LLC	Mendota Insurance Co.	25.4	NA	NA	NA	0.87
06/14/18	Plymouth Rock Co.	MAPFRE Insurance Co. of NY	22.7	NA	NA	NA	0.54
05/31/18	NI Holdings Inc.	Direct Auto Insurance Co.	17.0	NA	NA	NM	1.38
02/28/18	LD Investments LLC	American Sentinel Insurance Co	15.0	NA	NA	5.7	0.84
11/28/17	Federated National Holding Co.	Monarch Delaware Holdings LLC	16.7	NA	NA	NA	1.08
08/08/17	Heritage Insurance Hldgs Inc	NBIC Holdings Inc.	237.9	9.6x	2.28x	NA	NA
07/26/17	Markel Corp.	State National Companies Inc.	922.6	11.0	2.76	NA	NA
06/24/16	National General Holdings Corp	Elara Holdings Inc.	165.0	NA	NA	14.5	0.92
06/03/16	Sirius International Ins Corp.	Mount Beacon Holdings, LLC	16.5	NA	NA	NA	0.72
01/27/16	National General Holdings Corp	Standard Mutual Insurance Co.	27.6	NA	NA	NA	1.37
09/28/15	United Insurance Holdings	Interboro Insurance Co.	57.0	NA	NA	16.5	1.86
12/16/14	Progressive Corp.	ARX Holding Corp.	875.0	NA	NA	29.4	2.55
10/16/14	Global Indemnity plc	American Reliable Insurance Co	113.7	13.2	1.05	12.1	1.37
07/10/14	Cypress Group Holdings Inc.	Cypress Insurance Group Inc.	65.0	NA	NA	29.6	1.42
01/31/14	National General Holdings Corp	Personal Express Insurance Co.	20.0	NA	NA	15.1	1.41
09/04/13	American Family Mutual	Homesite Group Inc.	616.0	NA	2.00	14.3	2.33
12/18/12	K2 Insurance Services LLC	Aegis Security Inc.	53.6	NA	NA	10.7	1.18
09/25/12	American Family Mutual	PGC Holdings Corp.	239.0	NA	NA	NM	1.72
12/21/11	QBE Insurance Group Ltd.	Optima Insurance Group Inc.	37.0	NA	NA	26.6	2.48
07/13/11	WRM America Holding Co. LLC	Flood insurance business	197.5	NA	NA	42.1	NM
03/31/11	Milo Trust	GNW Acquisition Corp.	11.4	NA	NA	NM	0.71
03/30/11	Acadia Acquisition Partners LP	Hamilton Risk Management Co.	15.0	NA	NA	NM	0.73
01/06/11	VA Farm Bureau Mutual Ins Co.	Countryway Insurance Co.	25.4	NA	NA	13.4	1.24
Source: S&P Global Market Intelligence
Note: GAAP and statutory multiples that are negative or greater than 50 are marked as “NM”; NM = Not Meaningful; LTM = Last Twelve Months; Net Op. Income = Net Operating Income; Includes all M&A transactions involving P&C insurance companies focused on personal lines, with announced transaction values of $10 million to $1 billion; The above table excludes transactions where transaction multiples were not available, per S&P Global Market Intelligence.
(1) Net Operating Income excludes realized and unrealized gains.

Additional Information About the Merger and Where to Find It
In connection with the Merger, the Company filed with the SEC a proxy statement on Schedule 14A. The proxy statement contains important information about the Company, the Merger and related matters. The Company began mailing the proxy statement to its stockholders on May 26, 2022. Investors and stockholders of the Company are urged to read carefully the proxy statement relating to the Merger (including amendments and supplements to the disclosure included in this report) in their entirety because they contain important information about the Merger.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with their vote on the proposed Merger. Information about the directors and executive officers of the Corporation and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 23, 2022. Investors and Stockholders of NSG can obtain a free copy of the proxy statement and Form 10-K as well as other reports filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. or by contacting Laura Williams Jordan at NSG by telephone at (334) 897 2273 or by email at Laura.Jordan@nsgcorp.com.

Cautionary Statement regarding Forward-Looking Statements
This report contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as that term is defined in the Private Securities Litigation Reform Act of 1995, including but not limited to, expectations or predictions of future financial or business performance or conditions. The forward looking statements are based on estimates and anticipation of future events by the Company that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward looking statements. The expectations regarding the timing, closing and effects of the Merger may be beyond the control of the Company and are difficult or impossible to predict. The forward looking statements speak only as of the date of this report and the Company does not undertake and specifically declines any obligation to update or revise any forward looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Further information on the factors and risks that could affect the business, financial condition and results of operation of the Company are contained in the Company’s filings with the SEC, and further information that could affect the Merger are contained in the Company’s proxy statement, all of which are available on the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The National Security Group, Inc.

Date: June 7, 2022	By: /s/ Brian R. McLeod
Brian R. McLeod Chief Financial Officer